POWER OF ATTORNEY

    The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-249295
Index-Linked Allocation Investment Options Registration No.:
    333-267233    333-267462

Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527    333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of September 2023.

/s/ Elizabeth K. Dietrich
Elizabeth K. Dietrich
Director, Chief Financial Officer, Chief
Accounting Officer and Vice President

POWER OF ATTORNEY

    The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-249295
Index-Linked Allocation Investment Options Registration No.:
    333-267233    333-267462

Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527    333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of August 2023.

/s/ Alan M. Finkelstein_____
Alan M. Finkelstein
Director and Treasurer

POWER OF ATTORNEY

    The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-249227    333-249228
Market Value Adjusted Individual Annuity Contracts Registration No.:
333-249295
Index-Linked Allocation Investment Options Registration No.:
    333-267233    333-267462

Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account Registration No. 811-07975
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    333-131035    333-162678    333-184542
    333-184889    333-184891    333-184892
    333-192702    333-248527    333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August 2023.

/s/ Scott E. Gaul____________
Scott E. Gaul
Director and Vice President